PROSPECTUS SUPPLEMENT -- APRIL 12, 2005*

American Express Preferred Investors Certificate (April 28, 2004) S-6492 K

Effective April 22, 2005, American Express Certificate Company, the issuer of the American Express Certificates, will stop offering American Express Preferred Investors Certificate.


S-6492-1 A (4/05)

* Destroy April 27, 2005